SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                January 28, 2010
                Date of Report (Date of Earliest event reported)


                                 BIO-CLEAN, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-149857               26-0338889
(State or other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

895 Dove Street, 3rd Floor, Newport Beach, CA                     92660
  (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (949) 955-7979


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a)  (1)  (i)   Effective January 28, 2010, Dale Paisley resigned as a Director.

          (ii)  Not Applicable.

          (iii) There was no disagreement between Mr. Paisley and the Company. He resigned to pursue other business opportunities.

     (2)  Not applicable.

(b) Effective January 28, 2010, Dale Paisley, our Secretary and Chief Financial Officer, resigned both of those positions.

(c) (1) Effective January 28, 2010, Rene Ponce was elected a Director and Chief Financial Officer. In addition, E. G. Marchi was elected a Director and Secretary.

     (2) E. G. Marchi, 80, Director and Secretary. Since 2003, Mr. Marchi has been a consultant for a number of small, medium and start-up companies, assisting in developing business plans, market stratifying/planning., restructuring organizationally, and structuring reverse mergers into public entities. Two of those companies, Fuel Technologies Plus, Inc. and H2XOP, Inc. were involved in the business of hydrogen generator enrichment systems for use in internal combustion engines. Early in his business career, Mr. Marchi spent 11 years in management with IBM Corporation which was followed by management positions with Greyhound Corporation, Control Information, Inc. and South Pacific Industries, Inc.

               Rene Ponce, 42, Director and Chief Financial Officer. Mr. Ponce has been involved for over 20 years in management roles, from 1997 to 2002 with K-Mart, 2004 to 2006 with Lowe's and 2006 to 2007 with Mervyn's. In 2007, he became an owner/operator of It's a Grind in San Diego, CA. He continues in such capacity to date. In 2009, Mr. Ponce was named President of American Bio-Tech Cleaning, Inc. of Huntington Beach, CA. He is also Secretary, Chief Financial Officer and a Director of ACT Clean Technologies, Inc., the parent company of American Bio-Tech Cleaning, Inc. The Company recently entered into a joint venture agreement with ACT Clean Technologies, Inc., whereby American Bio-Tech Cleaning, Inc. will provide bottling and distribution services for the Company's products.

     (3)  Not applicable.

(d)  See subparagraph (c), above.

(e)  Not applicable.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2010                    BIO-CLEAN, INC.


                                          By: /s/ Darrin Holman
                                             -----------------------------------
                                          Name:  Darrin Holman
                                          Title: President


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